Company information	12 Months Ended
Dec. 31, 2024
Company information
Company information

Note 1. Company information

1.1.Company information

Inventiva S.A. is a public limited company registered and domiciled in France. Its head office is located at 50 rue de Dijon, 21121 Daix. The consolidated ﬁnancial statements of the company Inventiva include Inventiva S.A. and its subsidiary Inventiva Inc., created in January 2021 (the group is designated as ‘Inventiva’ or the ‘Company’).

Inventiva’s ordinary shares have been listed on compartment B of Euronext Paris regulated market since February 2017 and Inventiva’s American Depositary Shares (‘ADSs’), each representing one ordinary share, have been listed on the Nasdaq Global Market since July 2020.

Inventiva is a clinical-stage biopharmaceutical company focused on the development of oral small molecule therapies for the treatment of metabolic dysfunction-associated steatohepatitis (‘MASH’), formerly known as non-alcoholic steatohepatitis (‘NASH’) and other diseases with significant unmet medical need.

Leveraging its expertise and experience in the domain of compounds targeting nuclear receptors, transcription factors and epigenetic modulation, Inventiva is currently advancing lanifibranor for the treatment of MASH.

Lanifibranor, its lead product candidate, is being developed for the treatment of patients with MASH, a chronic and progressive liver disease. In 2020, the Company announced positive topline data from its Phase IIb clinical trial evaluating lanifibranor for the treatment of patients with MASH and announced that the U.S. Food and Drug Administration (‘FDA’) had granted the Company the status of Breakthrough Therapy and Fast Track designation for the development of lanifibranor for the treatment of MASH. The Company initiated the pivotal Phase III trial of lanifibranor in MASH (‘NATiV3’) in the second half of 2021. In March 2024, the Company announced positive results from its Phase IIa combination trial with lanifibranor and empagliflozin in patients with MASH and Type 2 Diabetes (‘T2D’) (‘LEGEND’).

In the first half of 2022, the Company faced delays in its NATiV3 trial that were primarily due to a higher than originally projected screen failure rate resulting in slower than anticipated enrollment rate. In addition, the Company experienced slower than predicted site activation, screening and enrollment due to negative impacts from the COVID-19 pandemic, mainly during the years 2020 and 2021, and the Company was unable to conduct clinical trial activities at sites originally located in Ukraine due to the war and made the decision to close all sites in Russia. Global geopolitical events that impact the markets (including Russia’s invasion of Ukraine or the state of war between Israel and Hamas) could affect the Company.

In January 2023, the Company amended the protocol for the NATiV3 trial in part to potentially accelerate enrollment and identified additional sites to help compensate for the inability to use sites in Ukraine and Russia. The revised study design limits the planned duration of the trial to 120 weeks instead of up to seven years, reduces the number of biopsies from three to two and included a 48- week active treatment extension study. The Company expects that the changes to the clinical development plan of lanifibranor, including plans for a new Phase III trial in patients with MASH and compensated cirrhosis, will be beneficial to the lanifibranor clinical program by reducing the number of biopsies and the trial duration, eventually offering all patients in the trial access to treatment and potentially expanding the addressable patient population beyond patients with F2 and F3 fibrosis to patients with NASH and compensated cirrhosis.

In September 2022, the Company entered into a license and collaboration agreement, as subsequently amended, (the ‘CTTQ License Agreement’) with Chia Tai Tianqing Pharmaceutical Group, Co., LTD (‘CTTQ’), a Sino Biopharm group company, to develop and commercialize, subject to regulatory approval, lanifibranor for the treatment of MASH and other metabolic diseases in Mainland China, Hong Kong Special Administrative Region, Macau Special Administrative Region and Taiwan (‘CTTQ Territory’). In May 2023, the Company announced that CTTQ had received the Investigational New Drug (‘IND’) approval from the Chinese National Medicine Products Administration (‘NMPA’) allowing CTTQ to participate in the ongoing global NATiV3 Phase III trial with patients enrolled in Mainland China. CTTQ is also conducting a Phase I clinical pharmacology study. Pursuant to the terms of the CTTQ License Agreement, CTTQ bears all costs associated with these trials conducted in the CTTQ Territory.

In September 2023, the Company and Hepalys Pharma, Inc. (‘Hepalys’) announced an exclusive licensing agreement to develop and commercialize lanifibranor in Japan and South Korea (the ‘Hepalys License Agreement’). Hepalys is a new company created by Catalys Pacific Fund II, LP (‘Catalys’). Under the Hepalys License Agreement, the Company received a $10 million upfront payment (equal to €9.5 million) on October 18, 2023, and is eligible to receive up to $231 million if certain clinical, regulatory and commercial conditions are met; in addition to tiered royalties from mid double digits to low twenties based on net sales of lanifibranor in Japan and South Korea, subject to regulatory approval. In parallel with the Hepalys License Agreement, the Company entered into an option agreement with Catalys to acquire 30% of the shares of Hepalys (the ‘Catalys Option Agreement’). The Company exercised that option in September 2023 at an aggregate exercise price of ¥300 (equal to €1.90). Also in September 2023, the Company entered into a shareholder agreement with Catalys and Hepalys (the ‘Catalys Shareholders Agreement’). Pursuant to the Catalys Shareholders Agreement, the Company has the option to acquire all outstanding shares of Hepalys at a pre-agreed multiple of post-money valuation and the Company has a right of first refusal if Hepalys receives an offer for the license or rights related to lanifibranor.

In the first quarter of 2024, following a routine visit during the Company’s NATiV3 clinical trial of lanifibranor in MASH, an adverse event of elevated aminotransferases in liver tests in a patient enrolled in the trial was reported. This event has been assessed as a treatment-related Suspected Unexpected Serious Adverse Reaction (‘SUSAR’). Other milder cases of elevation of aminotransferases among trial participants have also been reported. As a result of this SUSAR, the Company decided to voluntarily pause screening and randomization to implement changes to the enrollment criteria to exclude patients diagnosed with or with a predisposition to autoimmune liver or thyroid disease and more frequent liver monitoring for patients enrolled in the trial as recommended by the Data Monitoring Committee[1] (‘DMC’). The Company completed screening of patients in the NATiV3 trial in January 2025 and expects to randomize the last patient in the first half of 2025.

In February 2025, the Company announced that the screening of patients in the ongoing NATiV3 trial had been completed in early January 2025. The Company expects randomization to be completed in the first half of 2025. The publication of the topline results of the part 1 of the NATiV3 trial is targeted for the second half of 2026.

In 2020, the Company decided to focus its clinical efforts on the development of lanifibranor and suspend its clinical efforts relating to odiparcil for the treatment of patients with mucopolysaccharidosis type VI (‘MPS VI’), a group of rare genetic diseases. In February 2025, the Company informed the representatives of its Worker’s Council of the plan to focus exclusively on the development of lanifibranor, to expand the lanifibranor program team to prepare for potential filings for marketing approval and, if approved, the subsequent commercialization of lanifibranor for patients with MASH, and to stop all pre-clinical research activities related to pre-clinical programs. This plan includes reducing the Company’s current workforce by approximately 50% and is expected to be implemented in the course of the second quarter of 2025, subject to ongoing negotiations with the Company’s Worker’s Council.

1.2.Significant events of 2024

Business

The Company issued 3,144,654 warrants to European Investment Bank (‘EIB’) in connection with the drawdown of Tranche B (see Note 13. – Financial Debt)

On January 4, 2024, the Company issued 3,144,654 warrants to EIB (the ‘EIB Tranche B Warrants’) as a condition to the drawdown of the second tranche of €25 million (‘Tranche B’) under the finance contract for up to €50 million the Company entered into with EIB on May 16, 2022 (the ‘Finance Contract’). Each EIB Tranche B Warrant has a subscription price of €0.01 and gave the right to subscribe one share, prior to any adjustments to the exercise ratio, against payment of an exercise price of equal to €3.95 per warrant.

If all EIB Warrants (defined as warrants ( the ‘EIB Tranche A Warrants’) issued to EIB in connection with the drawdown of the first tranche of €25.0 million (‘Tranche A’) together with the EIB Tranche B Warrants) are exercised, EIB would hold 11.81% of the share capital of the Company ( as of December 31, 2024) on a non – diluted basis.

[1] A DMC is an independent group of experts who monitor patient safety and treatment efficacy data while a clinical trial is ongoing.

The EIB Tranche B Warrants have a maturity of twelve years and shall be exercisable following the earliest to occur of (i) the maturity date of Tranche A (i.e., on December 8, 2026), (ii) a change of control event, (iii) an event of default under the Finance Contract, or (iv) a repayment demand by EIB under the Finance Contract. The EIB Warrants will automatically be deemed null and void if not exercised within the twelve-year period.

EIB has a put option which may require the Company to repurchase all or part of the unexercised EIB Tranche B Warrants then exercisable at their intrinsic value (subject to a cap equal to the amount drawn under the Finance Contract) under certain circumstances (for example, in the event of a change of control or on the maturity date of Tranche A or in the event of default). The Company (or a substitute third party) has a call option to require EIB to sell all shares and other securities of the Company it holds, including the EIB Warrants, to the Company, subject to certain terms and conditions. In addition, the Company has a right of first refusal to buy back all EIB Tranche B Warrants offered for sale to a third party, subject to certain terms and conditions.

If all EIB Tranche B Warrants were exercised, the Company could receive gross proceeds of up to €12,421,383. There can be no guaranteethat EIB will exercise any or all of the EIB Warrants or that the Company will receive any proceeds from the exercise of the warrants.

Following the reserved capital increases decided on October 11, 2024 and on December 13, 2024, the exercise ratio of the EIB Warrants was adjusted to compensate for the potential dilution for EIB resulting from the issuance of new shares. As of the date of authorization of the issuance of these financial statements, each EIB Tranche A Warrants gives the right to subscribe to 2.70 shares, and each EIB Tranche B Warrants gives the right to subscribe to 2.13 shares.

The Company draws down Tranche B of €25 million under Finance Contract with the EIB (see Note 13. – Financial Debt)

On January 10, 2024, the Company drew down Tranche B of €25 million under the Finance Contract with EIB.After the drawdown of Tranche A in December 2022, the Company was eligible to access a second tranche of €25.0 million tranche, Tranche B, subject to the satisfaction of certain conditions precedent. Following the satisfaction of those conditions, the Company decided to draw on Tranche B.

Tranche B carries a 7% interest capitalized annually and repayment in fine. The repayment is due in January 2027, three years after its disbursement. The disbursement of Tranche B was subject to, among other conditions, (i) the full drawdown of Tranche A, (ii) the receipt by the Company from the date of the Finance Contract of an aggregate amount of at least €70 million (inclusive of the €18 million that was a condition for the disbursement of Tranche A), paid either in exchange for shares of the Company, or through upfront or milestone payments, (iii) an out-licensing, partnership or royalty transaction with an upfront payment of at least €10 million, (iv) operational criteria based on patient enrollment and number of sites activated in the NATiV3 trial and (v) the Company issuing EIB Tranche B Warrants (see above - The Company issued 3,144,654 warrants to EIB in connection with the drawdown of Tranche B) in accordance with the terms and conditions of the warrant agreement dated July 1, 2022.

Tranche B was recognized as financial debt at amortized cost, which takes into account the fair value of the derivative instrument (warrants) at inception and the borrowing costs.

On June 12, 2024, the Company and EIB amended the warrant agreement to modify the provisions related to adjusting the exercise ratios of the EIB Warrants. (See Note 13.3. – Long term derivatives)

Treatment-related Suspected Unexpected Serious Adverse Reaction in the first quarter of 2024

On February 15, 2024, the Company announced that an adverse event of elevated aminotransferases in liver tests was reported in a patient enrolled in the trial following a scheduled visit. The patient has been without clinical symptoms throughout the period of observation. This event has been assessed as a treatment-related SUSAR. Other milder cases of elevation of aminotransferases among trial participants have also been reported. The Company decided to voluntarily pause screening and randomization to implement changes to the enrollment criteria to exclude patients diagnosed with or with a predisposition to autoimmune liver or thyroid disease and more frequent liver monitoring for patients enrolled in the trial as recommended by the DMC. On March 7, 2024, the Company announced that it had lifted the voluntary pause on screening and randomization of its NATiV3 clinical trial and that sites operating under central IRB in the United States had resumed screening activities. Patients enrolled in the Phase III NATiV3 trial continued to receive treatment under the new liver monitoring schedule recommended by the DMC. This SUSAR was the first reported in all clinical trials with lanifibranor.

The Company completed screening of patients in the NATiV3 trial in January 2025 and expects to randomize the last patient in the first half of 2025. The main results are expected for the second half of 2026.

The Company presented the results of LEGEND Phase IIa combination trial with lanifibranor and empagliflozin in patients with MASH and T2D

On March 18, 2024, the Company announced positive results from its LEGEND proof-of-concept study combining lanifibranor with empagliflozin in patients with MASH and type 2 diabetes (‘T2DM’).

The LEGEND trial was designed as a multi-center, randomized, 24-week treatment, placebo-controlled Phase II Proof-of-Concept trial to assess the safety and efficacy of lanifibranor in combination with the SGLT2 inhibitor empagliflozin for the treatment of patients with non-cirrhotic MASH and T2D. The trial was double-blind for the placebo arm and lanifibranor (800mg daily) arm, and open-label for the combination of lanifibranor (800mg daily) and empagliflozin (10 mg daily) arm. The diagnosis of non-cirrhotic MASH was based on historic histology evaluation or a combination of non-invasive methods including diagnostic methods including imaging. As planned per protocol, the interim analysis was done once half of the 63 planned randomized patients with MASH completed the 24-week treatment period or prematurely discontinued from treatment.

The study achieved the primary efficacy endpoint with an absolute reduction in Hemoglobin A1c (HbA1c) of 1.14% and 1.59% in patients with MASH and T2D treated with lanifibranor (800mg daily) or in combination with empagliflozin (10mg daily) at week 24 compared to an increase of 0.26% observed in the placebo arm.

The study also demonstrated a statistically significant reduction in hepatic steatosis measured by MRI-PDFF, in patients treated with lanifibranor alone and in combination with empagliflozin,-47% and -38% respectively, compared to placebo (0%). 83% and 67% of patients treated with lanifibranor alone or in combination with empagliflozin respectively, showed a reduction greater or equal to 30% of their hepatic fat, compared to 0% in the placebo arm. In addition, the study demonstrated a statistically significant effect on several secondary and exploratory endpoints, including liver enzymes (alanine aminotransferase (‘ALT’) and aspartate aminotransferase (‘AST’), insulin resistance (HOMA-IR), HDL, and adiponectin (see tables below). Markers of liver inflammation and fibrosis (corrected T1 relaxation time (cT1) assessed by LiverMultiScan®) were assessed for the first time with lanifibranor and showed a significant effect with lanifibranor alone and in combination with empagliflozin.

The study also demonstrated that patients treated with lanifibranor in combination with empagliflozin maintained a stable weight throughout the 24 weeks study, addressing the moderate, metabolically healthy, weight gain that can be observed in some patients treated with lanifibranor alone. Furthermore, these results demonstrated a significant relative reduction in the VAT/SAT ratio (visceral and subcutaneous adipose tissue) in patients treated with lanifibranor alone or in combination with empagliflozin, -5% and -17% respectively, compared to an increase of 11% in patients under placebo. This result reflects a shift from pro-inflammatory visceral fat towards metabolically healthy adipose tissue.

The treatment with lanifibranor 800mg/daily alone and in combination with empagliflozin 10mg/daily for 24 weeks appears to be well tolerated, with no safety concerns reported.

Given that the primary endpoint of LEGEND was met, and statistically significant results were achieved on several key additional markers, the Company decided to stop the recruitment as defined per protocol.

Additional results from NATIVE Phase IIb clinical trial

On May 13, 2024, the Company announced the publication in Nature Communications of additional results from NATIVE Phase II clinical trial demonstrating improvement of markers of cardiometabolic health in patients with MASH treated with lanifibranor.

Improvements were observed for insulin resistance (insulin levels, HOMA-IR), lipid metabolism (triglycerides, HDL-cholesterol, apolipoproteins), control of glycemia (HbA1c, fasting glucose (FG) levels), systemic inflammation (hs-CRP, ferritin), hepatic steatosis and diastolic blood pressure.

Issuance of 2024 Royalty Certificates

On July 18, 2024, the Company announced the issuance of royalty certificates (the ‘2024 Royalty Certificates’) subscribed by Samsara BioCapital, BVF Partners, NEA, Sofinnova and Yiheng, for an amount of approximately €20.1 million.

The 2024 Royalty Certificates entitle their holders to the payment of annual royalties equal to 3% of future net sales of lanifibranor, if any, from the financial year following the commencement of sales of lanifibranor following the potential grant of marketing authorization for lanifibranor in (i) the United States of America or (ii) the countries of the European Union or (iii) the United Kingdom, whichever occurs first. The 2024 Royalty Certificates do not confer any additional financial rights other than the payment of the royalties referred to above.

In particular, the 2024 Royalty Certificates do not confer any financial rights over other products that may be developed by the Company in addition to lanifibranor. The total subscription price of the 2024 Royalty Certificates was €20.1 million and has been calculated taking into account the net present value (‘NPV’) of the expected cash flows related to the 2024 Royalty Certificates and the Company’s current financial position. The calculation of the NPV is highly dependent on the assumptions made by the Company, in particular with regard to the probability of success of the clinical studies, the timing of the commercialization of lanifibranor, the size of the lanifibranor market, the penetration rate of the product and the discount rate. In setting the discount rate, the Company analyzed the expected cash flow derived from its business plan in relation to its market capitalization. The 2024 Royalty Certificates have a maturity of 14 years from issuance. The Company has a preemptive right on any transfer of 2024 Royalty Certificates.

It is recalled that these 2024 Royalty Certificates are independent of the royalty certificates issued in August 2023 (the ‘2023 Royalty Certificates’) and that they do not have the same characteristics (please refer to Note 1.3. – Significant events of 2023 and 2022).

The payment of the royalties of the 2024 Royalty Certificates and the royalties of the 2023 Royalty Certificates in the event of commercialization of lanifibranor (respectively 3% and 2% of the sales of lanifibranor, if approved, in the United States, in the countries of the European Union or in the United Kingdom) would lead to a decrease in the cash flows generated by the sales of lanifibranor which will have an adverse effect on the financial position of the Company, in particular at the beginning of the commercialization phase.

Approving of patent application

On July 25, 2024, the Company announced that the Japan Patent Office (‘JPO’) approved the Company patent application No. JP 2019-203498, providing intellectual property rights and protecting the use of lanifibranor for the treatment of patients with cirrhosis. This new patent will be valid until November 8, 2039, excluding any potential patent term adjustments or extensions that may provide additional protection until 2043.

Amendment to the exclusive license and collaboration agreement with CTTQ

On October 11, 2024, the Company entered into an amendment (the ‘CTTQ Amendment’) to the CTTQ License Agreement. Under the CTTQ Amendment, if the Company receives commitments, before December 31, 2024, from investors to subscribe for equity in the Company, in one or two tranches, for a total gross amount of at least €180 million (the ‘Fund Raising’), CTTQ shall pay to the Company (i) $10 million upon completion of a successful first tranche of the Fund Raising of a total amount of at least €90 million, (ii) $10 million upon completion of a successful second tranche of the Fund Raising of a total amount of at least €90 million, and (iii) $10 million upon publication by the Company of the pivotal data announcing that the primary endpoint or one of the two key secondary endpoints of NATiV3, with one of the dosing regimens tested in the trial, have been met. Under the terms of the Amendment, the total amount of potential clinical, regulatory and commercial milestone payments under the CTTQ License Agreement remains unchanged, while the royalties that we are eligible likely to receive based on incremental annual net sales of lanifibranor have been reduced to the low single digits a low figure. In November 2024, CTTQ paid to the Company $10 million following the issuance of the first tranche of the Structured Financing (as defined below). The accounting treatment and accounting impacts as of December 31, 2024 are described in Note 3.12. – Revenue, Note 3.17. – Use of estimates and judgment, and Note 19. – Revenues and other income.

Structured Financing in three tranches for a maximum amount of €348 million

On October 14, 2024, the Company announced the following conditional structured financing of up to €348 million (the ‘Structured Financing’). The Structured Financing consists of the following:

A first tranche consisting of the following two phases:

(i)	the issuance of 34,600,507 new ordinary shares (the ‘T1 New Shares’) at a subscription price of €1.35 per T1 New Share, and the issuance of 35,399,481 prefunded warrants to purchase up to 35,399,481 ordinary shares at an exercise price of €0.01 per new ordinary share (the ‘T1 BSAs’) and a subscription price of €1.34 per T1 BSA, for aggregate gross proceeds of €94.1 million (net proceeds €86.6 million). Settlement and delivery of the T1 New Shares and the T1 BSAs took place on October 17, 2024.
(ii)	The issuance of 7,872,064 new ordinary shares (the ‘T1 bis Shares’) at a subscription price of €1.35 per T1 bis Share, and the issuance of 8,053,847 pre-funded warrants to purchase up to 8,053,847 ordinary shares at an exercise price of €0.01 per new ordinary share (the ‘T1 bis BSAs’) at a subscription price of €1.34 per T1 bis BSA, for aggregate gross proceeds of €21.4 million(net proceeds approximately €20.1 million). This issuance was subject to adoption by shareholders of the appropriate resolutions by the combined general meeting of shareholders of December 11, 2024 (the ‘General Meeting’). Settlement and delivery of the T1 bis Shares and the T1 bis BSAs, took place on December 19, 2024.

A second and a third tranche consisting of:

(iii)	Subject to the satisfaction of applicable conditions precedent (the ‘T2 Conditions Precedent’), the issuance of units (the ‘ABSAs’), the number of which to be determined by the Company’s Board of Directors, for aggregate gross proceeds of €116.0 million. Each ABSA will consist of a number of new ordinary shares or, in lieu of ordinary shares, pre-funded warrants (the ‘T2 New Shares’ or ‘T2 BSAs’) to which warrants to purchase ordinary shares are attached (the ‘T3 BSAs’). The subscription price of the ABSAs will be equal to the lower of (i) €1.35 or (ii) the volume-weighted average of the price of the ordinary shares on Euronext Paris during the five trading sessions preceding pricing of the ABSAs. The T3 BSAs will have an exercise price of €1.50 per ordinary share and exercise is subject to the occurrence of the T3 Triggering Event (as defined below), allowing the subscription of a number of new ordinary shares of the Company for a maximum total amount of €116.0 million. Commitments will be forfeited after May 31, 2025.

The T2 Conditions Precedent for the issuance by the Company of the ABSAs and their subscription by each investor are:

●	no material adverse change has occurred between issuance of T1bis Shares and the settlement and delivery of the ABSAs;
●	the DMC did not recommend a clinical hold on the NATiV3 study;
●	the last patient in the NATiV3 main cohort has been randomized (no later than April 30, 2025);
●	the study drop-out rate before week 72 is less than 30% at the time of completion of enrollment in NATiV3; and
●	the customary settlement-delivery conditions.

Subject to satisfaction of the T2 Conditions Precedent, the exercise of the T3 BSAs is further subject to the release by the Company of topline data announcing that any key primary endpoint or key secondary endpoint of NATiV3 (resolution of NASH without worsening fibrosis and improvement of liver fibrosis without worsening NASH), with any dosage regimen tested in the trial, have been met no later than June 15, 2027 (the ‘T3 Triggering Event’). The exercise of the T3 BSAs must take place no later than July 30, 2027.

Presentation of the data from the final analysis of the LEGEND Phase II study evaluating the combination of lanifibranor with empagliflozin in patients with MASH and T2D at the AASLD The Liver Meeting® late-breaker session

On November 18, 2024, the Company presented data from the LEGEND trial as a late breaker poster at the American Association for the Study of Liver Diseases (‘AASLD’) The Liver Meeting® 2024 in San Diego. LEGEND achieved its primary efficacy endpoint by significantly lowering HbA1c level in both the lanifibranor arm and in the lanifibranor with empagliflozin arm compared to placebo. 50% percent of patients saw their HbA1c levels below 6.5% at week 24 following treatment with lanifibranor alone or in combination with empagliflozin. 58% of patients on lanifibranor alone and 80% of those on the combination therapy had a decrease of at least 1% in HbA1c at week 24, compared to 0% in the placebo group.

Liver function tests, markers of liver fibrosis and markers or cardiometabolic health including HOMA-IR, hsCRP, ferritin, lipid profile and adiponectin levels were also improved with lanifibranor alone or in combination with empagliflozin. The weight gain observed in a proportion of patients under lanifibranor was not observed in patients treated with the combination of lanifibranor with empagliflozin.

Governance

At the General Meeting of June 20, 2024, Mr. André Turenne was appointed as Director of the Company.

On December 10, 2024, Sofia BV, represented by Chris Buyse, and Mr. Pierre Broqua resigned as directors of the Company. Mr. Broqua remains Deputy Chief Executive Officer of the Company.

At the General Meeting of December 11, 2024, Dr. Mark Pruzanski and Dr. Srinivas Akkaraju were appointed as Directors of the Company. At the Board meeting held on December 13, 2024, Dr. Pruzanski was appointed Chairman of the Board of Directors. Mr. Cren remains Chief Executive Officer of the Company.

Share-based payments and stock options

On December 13, 2024, the Board of Directors decided to grant the following incentive awards:

-	800,000 bonus shares awards (‘AGA 2024-1’) to Frédéric Cren, as Chief Executive Officer and director;
-	800,000 bonus shares awards (‘AGA 2024-2’) to Pierre Broqua, Deputy Chief Executive Officer of the Company;
-	1,577,000 bonus shares awards (‘AGA 2024-3’) to employees located in France;
-	113,000 bonus shares awards (‘AGA 2024-4’) to employees located outside France;

On December 20, 2024, the Board of Directors decided to grant the following incentive awards:

-	12,898,116 stock options to Mark Pruzanski, Chairman of the Board of Directors of the Company since December 13, 2024, through the new stock options plan ‘SO 2024-1’; and
-	301,000 stock options to employees located outside France through the new stock options plan ‘SO 2024- 2’.

The final terms and conditions of the plans have been shared to the beneficiaries in the course to January 2025. In accordance with IFRS Accounting Standards, the related share-payment expenses will be accounted for in the financial year starting January 1, 2025. Therefore, they will be reflected in the financial statements for the year ending December 31, 2024.

The afore mentioned plans are described in Note 12.4. – Bonus share award plans and in Note 12.6. – Stock options plans.

At-The-Market (‘ATM’) program in the United States

On August 2, 2024, the At-The-Market program entered into between Cowen and Company LLC and the Company expired (See Note 1.3. – Significant events of 2023 and 2022 for more details regarding the ATM program). The Company has not established a new At-The-Market program.

1.3.Significant events of 2023 and 2022

Business

Changes in the clinical development of lanifibranor

On January 4, 2023, the Company announced changes to the clinical development of lanifibranor, including plans for a new Phase III trial in patients with NASH and compensated cirrhosis. The reduced the number of biopsies and the trial duration, eventually offering all patients in the trial access to treatment and potentially expanding the addressable patient population beyond patients with F2 and F3 fibrosis to patients with NASH and compensated cirrhosis.

Service contract with Avant Santé

On February 21, 2023, the Company entered into a study service agreement with Avant Santé, a contract research organization (‘CRO’) based in Mexico, in connection with the NATiV3 clinical trial. Pursuant to the terms of the agreement, the CRO was to randomize 120 patients in 10 clinical sites in Mexico by December 31, 2023. However, this randomization has been delayed. The Company estimates that it will pay Avant Santé a total amount up to €14.7 million over the period from February 22, 2023, the effective date of the contract, until the second half of 2027.

CTTQ

On May 22, 2023, CTTQ received IND approval from the NMPA to initiate the clinical development in mainland China of lanifibranor in NASH. CTTQ decided to participate in the ongoing NATiV3 Phase III trial which, if positive, is expected to support a potential filing of a new drug application in China. The Company invoiced CTTQ for $2.1 million on May 22, 2023 ($2 million for the milestone of obtaining IND approval from the NMPA and an additional billing of $0.1 million). On July 19, 2023, the Company received $1.9 million after deducting the withholding tax of $0.2 million.

On December 20, 2023, the Company announced the randomization by CTTQ of the first patient in China in the NATiV3 clinical trial. The Company invoiced CTTQ for $3.2 million on December 12, 2023 (the total invoice corresponds to the milestone payment of $3 million following the randomization of the first patient in China, and an additional billing of $0.2 million). On December 29, 2023, the Company received $2.8 million after deducting the withholding tax of $0.3 million.

These were the two short-term milestones payments under the CTTQ License Agreement. Following the receipt, the Company had met all financial and operational conditions precedent to draw the €25 million Tranche B under the Finance Contract (see Note 1.2. – Significant events of 2024).

In addition, lanifibranor was granted Breakthrough Therapy Designation for NASH by the NMPA. Lanifibranor is believed to be the first drug candidate to receive such designation from both the FDA and the NMPA.

Results of Phase II clinical trial evaluating lanifibranor in patients with T2D and nonalcoholic fatty liver disease (‘NAFLD’)

On June 13, 2023, the Company announced positive topline results from the investigator-initiated Phase II clinical trial evaluating lanifibranor in patients with T2D and NAFLD.

The study achieved the primary efficacy endpoint demonstrating a 44% reduction of hepatic fat measured by proton magnetic resonance spectroscopy (1H-MRS) following 24 weeks of treatment in patients with NAFLD.

The study also demonstrated that a significantly higher proportion of patients achieved a greater than 30% liver triglyceride reduction as well as NAFLD resolution with lanifibranor compared to placebo.

In addition, the study demonstrated a significant effect on a series of secondary endpoints and amelioration of the adipose tissue dysfunction with a robust increase in plasma adiponectin. The treatment with lanifibranor 800mg/once daily for 24 weeks was well tolerated, with no safety concerns reported.

Amendment to the CRO Contract with Pharmaceutical Research Associates Group B.V.

On June 26, 2023, in connection with the NATiV3 Phase III trial in NASH, the Company entered into a new amendment to the April 2021 agreement with retroactive effect in January 2021 with Pharmaceutical Research Associates Group B.V. (‘PRA’) (see Note 26. – Commitments related to operational activities), which amends provisions relating to study information following changes to the trial protocol. The commitment to PRA amounts to €207.0 million, with a bonus or malus capped at €2.4 million, amended from the previous commitment to PRA, which amounted to €223.8 million, with a bonus or malus capped at €3.4 million.

Capital increase and issuance of 2023 Royalty Certificates

On August 31, 2023, the Company announced a financing of €35.7 million, in gross proceeds, consisting of two transactions: (i) a capital increase reserved to specified categories of investors through the issuance of 9,618,638 newly-issued ordinary shares with a nominal value of €0.01 per share, at a subscription price of €3.18 per share and aggregate gross proceeds of €30.6 million (€28.0 million in net proceeds, and €2.5 million of transactions costs) (the ‘August 2023 Share Issuance’) and (ii) the issuance of the 2023 Royalty Certificates for an aggregate amount of €5.1 million.

The price of the new shares was €3.18 and represented a discount of 0.22% to the volume-weighted average price of the Company’s shares during the trading session preceding the decision to issue the new shares.

Settlement and delivery of the new shares took place on September 5, 2023.

The 2023 Royalty Certificates were issued pursuant to a decision by the Board of Directors on August 30, 2023, in accordance with the provisions of article L. 228-36-A of the French Commercial Code, to certain investors who participated in the capital increase. The certificates grant holders the right to receive annual royalties equal to 2% of future net sales of lanifibranor, if any, capped at €92.1 million, beginning in the fiscal year following the start of the sales of lanifibranor following the granting of the market authorization (‘Autorisation de mise sur le marché’) for lanifibranor in (i) the United States or (ii) the countries of the European Union or (iii) the United Kingdom, whichever occurs first, if at all.

These certificates do not provide additional financial rights beyond royalties and do not apply to products other than lanifibranor. They have a 15-year term and do not provide for an accelerated repayment in case of change of control. The Company may at any time repurchase in full the 2023 Royalty Certificates by paying an amount equal to (i) the global cap of €92.1 million minus any royalties paid prior to such repurchase or (ii) a price to be agreed between the Company and the holders of the 2023 Royalty Certificates. The 2023 Royalty Certificates are not listed on any stock exchange.The Company used the proceeds primarily to fund part of the NATiV3 Phase III clinical trial of lanifibranor in NASH.

The accounting treatment is described in Note 3.8. – Royalty Certificates liabilities.

Licensing agreement with Hepalys

On September 20, 2023, the Company and Hepalys announced that they had entered into the Hepalys License Agreement.

Hepalys is a new company created by Catalys, incorporated in Japan. In parallel, the Company entered into the Catalys Option Agreement to acquire 30% of the shares of Hepalys. On September 26, 2023, the Company exercised its option with an effective date on October 11, 2023 (see Note 6. – Investments accounted for using the equity method).

In addition, on September 20, 2023, the Company, Catalys and Hepalys entered into the Catalys Shareholders Agreement, pursuant to which the Company has the option to acquire the outstanding shares of Hepalys at a pre-agreed multiple of post-money valuation under certain conditions and has a right of first refusal if Hepalys receives an offer for the license and rights related to lanifibranor.

Hepalys was expected to start the clinical development of lanifibranor by conducting Phase I studies in Japanese patients and healthy volunteers, to the extent such studies are required support, if positive, the initiation of a dedicated pivotal trial in Japanese and Korean patients with NASH, which is planned to start once the results of NATiV3 are available. In February 2025, the Company announced the first dosing of the first participant in a Phase 1 trial in Japan. Hepalys will be responsible for conducting and financing all development trials in Japan and South Korea needed to file for a new drug application in these territories. The Hepalys License Agreement is expected to accelerate the time to market of lanifibranor in Japan and South Korea if regulatory approvals are obtained. According to external publications, both countries are major markets, with up to 2.7% and up to 5.2% of Japanese and South Koreans, respectively, suffering from NASH, including about 15% of South Korean patients with significant fibrosis.

Under the terms of the Hepalys License Agreement, the Company (i) received a $10 million upfront payment from Hepalys on October 18, 2023 (corresponding to €9.5 million at the exchange rate as of the payment date) (see Note 19.1. – Revenues and Note 3.17. – Use of estimates and judgment) and (ii) will be eligible to receive up to $231 million in milestone payments if certain clinical, regulatory and commercial conditions are met. Subject to regulatory approval, the Company has the right to receive tiered royalties from mid double digits to low twenties based on net sales of lanifibranor in Japan and South Korea.

In November 2023, the Company completed the transfer of know-how to Hepalys pursuant to the Hepalys License Agreement, and the Company consequently recognized revenue for an amount of €12.7 million in accordance with IFRS 15. The amount of €12.7 million is composed of the upfront payment ($10 million or €9.3 million at the exchange rate at the billing date) and the fair value ($3.6 million or €3.4 million) of the shares of Hepalys acquired under the Catalys Option Agreement (see Note 1.3. – Significant events of 2023 and 2022, Note 3. – Accounting principles, and Note 19.1. – Revenues).

Acquisition of 1,500,000 ordinary shares of Hepalys

On September 26, 2023, pursuant to the terms of the Catalys Option Agreement, the Company exercised its option to buy 30% (1,500,000 ordinary shares) of Hepalys at an aggregate exercise price of ¥300 (equal to €1.90). Following the receipt of the exercise notice, Hepalys’s Board of Directors authorized the transfer of the 1,500,000 ordinary shares from Catalys to the Company on October 11, 2023.Concurrently, on September 29, 2023, Hepalys’s shareholders agreed to a capital increase of $13 million, in which the Company did not take part, resulting in a dilution of the Company’s ownership down to 15%. As of December 31, 2023, the Company owns 15% of the shares of Hepalys. The Company analyzed its ownership of Hepalys and concluded that, as of December 31, 2023, it has a significant influence but not control or joint control of Hepalys. The significant influence is reflected through the ownership of percentage of interests held, the percentage of potential voting rights owned by the Company including the option, under the Catalys Shareholders Agreement, to acquire all outstanding shares of Hepalys at a pre-agreed multiple of post-money valuation that was exercisable as at December 31, 2023, as well as the active participation in the business of Hepalys in the framework of the Hepalys License Agreement. The investment in Hepalys is accounted for using the equity method of accounting (see Note 2.2. – Scope and method of consolidation and Note 6. – Investments accounted for using the equity method).

At-The-Market (‘ATM’) program in the United States

On September 28, 2023, the Company announced the termination of the Jefferies ATM and that it had established a new At-The-Market program (‘Cowen ATM’) and new sales agreement with Cowen and Company, LLC (‘Cowen’) as agent. The maximum amount of $58 million under the Cowen ATM program corresponds to the maximum amount of ADSs remaining under the Jefferies ATM program of $100 million. The terms of the Cowen ATM program are similar to the Jefferies ATM program and remained in effect until August 2, 2024.

The Phase II study led by Dr. Kenneth Cusi evaluating lanifibranor in patients with T2D and MASLD was selected as late breaker

On November 6, 2023, the Company announced a late breaker abstract that presents results from the investigator-initiated Phase II clinical trial evaluating lanifibranor in patients with T2D and NAFLD sponsored by Dr. Cusi at the University of Florida.

Amendments to the CRO agreement with Pharmaceutical Research Associates Group B.V. – NATiV3 and LEGEND studies

On January 14, 2022, in connection with the LEGEND Phase IIa clinical trial, the Company entered into an agreement with PRA, a CRO. Under the terms of the agreement, PRA is to support a clinical trial to evaluate benefit for patients of the combination of lanifibranor with empagliflozin, an SGLT2 inhibitor, in patients with T2D and non-cirrhotic NASH.

On February 1, 2022, the Company amended its April 2021 agreement with PRA related to the NATiV3 clinical trial to include a bonus and malus mechanism. Depending on whether PRA reaches four milestones in the NATiV3 clinical trial before or after certain dates, PRA will receive a bonus or pay the Company a malus.

On April 12, 2022, and on November 10, 2022, the Company further amended its agreement with PRA related to the NATiV3 clinical trial to extend the timelines, with respect to the milestones, and to revise the country/site distribution of the trial. The Company is obligated to pay PRA up to an aggregate of €223.8 million, over the next seven years, under this NATiV3 PRA agreement.

(See Note 3.13. – Other income and Note 26. – Commitments related to operational activities).

Service Agreement with Summit Clinical Research LLC (‘Summit’)

In February 2022, the Company entered into a service agreement with Summit in connection with the NATiV3 trial. Under the terms of the agreement, Summit is to provide services to support recruitment and commitment of volunteers for the NATiV3 clinical trial. The Company agreed to pay Summit a minimum aggregate amount of $4.4 million for the services rendered by Summit from the effective date of the agreement to March 2029. If the Company requests Summit to extend the services rendered, this amount may increase by approximately $1.6 million.

Development of odiparcil

In August 2022, the Company received feedback from the FDA indicating that odiparcil can be administered to pediatric patients with MPS VI and that the single Phase II/III study design presented by the Company could potentially support a future marketing application for odiparcil. After reviewing all possible options to optimize the development of odiparcil for the treatment of MPS VI and suspended all research and development activities related to MPS, the Company did not find options to optimize its development, and in particular did not find any partnerships.

License and collaboration agreement with CTTQ

On September 21, 2022, the Company entered into the CTTQ License Agreement, as subsequently amended, with CTTQ to develop, import, manufacture, commercialize and market lanifibranor, subject to regulatory approval, for the treatment of NASH and potentially other metabolic diseases, in the CTTQ Territory. The Company invoiced CTTQ for $12.6 million on September 28, 2022 (the total invoice corresponds to the initial payment of $12 million, and an additional billing of $0.6 million). On November 4, 2022, the Company received $11.4 million after deducting the withholding tax of $1.3 million[2]. Under the terms of the CTTQ License Agreement, CTTQ would make (i) additional payments for an aggregate amount of up to $40 million upon the satisfaction of certain development and regulatory milestones; and (ii) additional payments for an aggregate amount of up to $250 million upon the satisfaction of certain commercial milestones.

In addition, subject to regulatory approval of lanifibranor, the Company has the right to receive tiered royalties ranging from high single-digit to mid-teen double digits of net sales by CTTQ in the CTTQ Territory during the first three years of commercialization and from low to mid-teen double digits starting from year four. Following the receipt of IND approval from the NMPA in May 2023, CTTQ decided to join the Company’s ongoing NATiV3 Phase III clinical trial with lanifibranor for the treatment of adult patients with NASH and has initiated a Phase I clinical pharmacology study in parallel. CTTQ randomized the first patient in China in the NATiV3 trial in December 2023.CTTQ will bear all costs associated with the trials conducted in the CTTQ Territory.

On October 11, 2024, the Company entered into the CTTQ Amendment, which amended the conditions for the Company to receive milestone payments. While the total amount of milestone payments remains unchanged, the percentage of royalties that the Company is eligible to receive based on incremental annual net sales of licensed product, if any, has been reduced to the low single digits. See Note 1.2. – Significant events of 2024.

[2] The Company invoiced €12.8 million on September 28, 2022 (corresponds to the initial payment of €12.1 million euros, and an additional invoicing of €0.6 million) and received on November 4, 2022, €11.5 million after deduction of withholding tax for €1.3 million. The exchange rate on the invoice date was 1.009 euros for one dollar.

The accounting treatment is described in Note 3.12. – Revenue, and the accounting impact is described in Note 3.17. – Use of estimates and judgment and Note 19. – Revenues and other income.

New patent extending intellectual property protection for lanifibranor in the United States

On November 28, 2022, the Company announced that it secured a new patent expanding the intellectual property protection of its lead product candidate lanifibranor in the United States. This new patent further strengthens the Company’s patent portfolio for lanifibranor, which already has patents protecting the use of lanifibranor to treat non-alcoholic steatohepatitis and fibrotic diseases. This patent further expands the intellectual property protection of lanifibranor in the United States for use in patients with cirrhotic NASH.

Settlement of tax audit on research tax credit for the years 2016 and 2017

On February 15, 2022, the Company received a global settlement from the French tax authorities regarding the tax audit carried out on payroll taxes for 2016 and 2017, and on French Research Tax Credit (Credit d’impôt recherche or ‘CIR’) 2013 to 2015. This proposal has been accepted by the Company. During 2022, accruals of €2.8 million accounted as other current liabilities as of December 31, 2021, have been settled by a €0.4 million payment, by the offset against a VAT credit of €1.9 million, and by the write-off of CIR 2017 receivables in the amount of €0.2 million and €0.3 million receivables related to the CIR 2013 – 2015 corrective statement (see Note 16.2. – Other current liabilities).

Governance

Appointment of Dr. Lucy Lu as a director of its Board of Directors

Effective November 9, 2022, the Company’s Board of Directors appointed Dr. Lucy Lu as Director on its Board of Directors in lieu of Sofinnova Partners. The nomination of Dr. Lucy Lu has been ratified by the shareholders during the general shareholders meeting held on January 25, 2023.

Equity financing

Raising through ATM program

On June 15, 2022, the Company raised €9.4 million in gross proceeds (€8.8 million in net proceeds) through the sale of 1,260,618 ADS pursuant to the Jefferies ATM program. The capital increase was completed at a price of $7.75 per ADS, representing a discount of 0.92% to the volume-weighted average trading price of the Company’s ADSs during the prior day’s trading session (equivalent to €7.43 at an exchange rate of 1.0431 USD/€). Each ADS represents one ordinary share of the Company.

Movements in the Company’s capital are described in Note 12.1. – Share capital.

Bank financing and cash flow

Payments received from the CIR

On April 21, 2022, the Company received the CIR for the fiscal year 2021 totaling €3.6 million.

The Company entered into a €50 million credit facility from the European Investment Bank (‘EIB’), subject to conditions

On May 16, 2022, the Company entered into Finance Contract to support the Company’s preclinical and clinical pipeline, including to fund a portion of its Phase III clinical trial of lanifibranor in patients with non-alcoholic steatohepatitis.

The Finance Contract provides for funding in two equal tranches of €25 million. The disbursement of Tranche A was subject to, among other conditions, (i) the Company issuing EIB Tranche A Warrants in accordance with the terms and conditions of the warrant agreement entered into on July 1, 2022, and (ii) the receipt by the Company of an aggregate amount of at least €18 million, obtained either through the issuance of new shares in the Company or through the receipt of upfront or milestone payments from the business development activities on the Company’s various assets.

The disbursement of Tranche B under the Finance Contract was subject to, among other conditions, (i) the Company issuing EIB Tranche B Warrants, (ii) the full drawdown of Tranche A, (iii) the receipt by the Company from the date of the Finance Contract of an aggregate amount of at least €70 million (inclusive of the €18 million for Tranche A), paid either in exchange for Company shares or through upfront or milestone payments, (iv) an out-licensing, partnership or royalty transaction with an upfront payment of at least €10 million; and (v) operational criteria based on patient enrollment and number of sites activated in the Company’s NATiV3 Phase III clinical trial of lanifibranor in patients with NASH.

Borrowings under the Finance Contract bear an interest rate equal to 8% per annum for Tranche A and 7% per annum for Tranche B. Each tranche shall be repayable in a single instalment on the maturity date of the relevant tranche, which shall be no later than four years after the disbursement of Tranche A and no later than three years after the disbursement of Tranche B.

On December 8, 2022, and on January 18, 2024, the Company drew down Tranche A and Tranche B, respectively, each for an amount of €25 million. (see Note 13. – Financial debt).

The accounting treatment appears in Note 3.7. – Loans and borrowings and the impact appears in Note 13. – Financial debt.

The Company obtains non-dilutive financing of €5.3 million in the form of an additional French state-guaranteed loan (‘PGE’) and two equity recovery loans (‘PPR’)

In June 2022, the Company entered into three loan agreements with a syndicate of French banks for a total amount of €5.3 million. One loan agreement was part of a state-guaranteed PGE loan facility (Prêt Garanti par l’Etat, or ‘PGE’) with Bpifrance, while the other two loan agreements were part of a stimulus economic plan (Prêts Participatifs Relance, or ‘PPR’) granted by Crédit Agricole Champagne-Bourgogne and Société Générale.

The PGE loan granted by Bpifrance in 2022 is guaranteed for up to 90% by the French government and has an initial duration of 12 months, with the possibility of an extension of the maturity aligned with the PGE loans the Company entered into in 2020 and for which the Company has opted for a linear repayment extension until May 2026.

The PPR loans, obtained as part of a French government initiative to support companies, have been granted by Crédit Agricole Champagne-Bourgogne and Société Générale. They are guaranteed predominantly by the French government and feature an eight-year financing period and a four-year repayment period.

The accounting treatment appears in Note 3.7. – Loans and borrowings and the impact appears in Note 13. – Financial debt.

The Company entered into a warrant agreement with the European Investment Bank and issued 2,266,023 of EIB Warrants

On July 1, 2022, in connection with the Finance Contract with EIB (see paragraph above “The Company entered into a €50 million credit facility from the EIB, subject to conditions”), the Company entered into a warrant agreement as a condition to the potential funding of each tranche of the credit facility. Each EIB Warrant has a subscription price of €0.01 and gave the right to subscribe one share, prior to any adjustments to the exercise ratio.

The number of EIB Warrants issued to EIB was determined based on (i) the aggregate amount raised by the Company through one or more equity offerings, or through upfront or milestone payments, from the date of the Finance Contract to the time of the disbursement of the relevant tranche, and (ii)(a) the average price per share paid for the Company’s shares in its most recent qualifying equity offering or (b) for Tranche A only, in case of no qualifying equity offering, the volume weighted average price per share of the Company over the last 180 calendar days.

The EIB Warrants shall have a maturity of twelve years and shall be exercisable following the earliest to occur of (i) a change of control event, (ii) the maturity date of Tranche A, (iii) an event of default under the Finance Contract, or (iv) a repayment demand by the EIB under the Finance Contract. The EIB Warrants shall automatically be deemed null and void if they are not exercised within the twelve-year period. Upon issuance, each EIB Warrant entitled EIB to one ordinary share of the Company in exchange for the exercise price (subject to anti-dilutive provisions).

EIB has a put option which may require the Company to repurchase all or part of the unexercised EIB Warrants then exercisable at their intrinsic value (subject to a cap equal to the amount drawn under the Finance Contract) under certain circumstances (for example, in the event of a change of control or on the maturity date of Tranche A or in the event of default). The Company (or a substitute third party) has a call option to require EIB to sell all shares and other securities of the Company, including the EIB Warrants, to the Company, subject to certain terms and conditions (for example, in case of a public take-over bid from a third party). In addition, the Company has a right of first refusal to buy back all EIB Warrants offered for sale to a third party, subject to certain terms and conditions.

On November 28, 2022, the Company issued 2,266,023 EIB Tranche A Warrants to EIB, in accordance with the terms of the 25th resolution of the Combined General Shareholders’ Meeting of May 19, 2022 and Article L. 225-138 of the French Commercial Code, as a condition to the financing of Tranche A, representing approximately 5.2% of the Company’s share capital as of December 31, 2023 (and 5.4% of the Company’s share capital as of November 28, 2022). The exercise price of the EIB Warrants issued in connection with Tranche A is €4.0152 per warrant, if and when they may be exercised. The potential gross proceeds if all EIB Tranche A Warrants were exercised would amount to €9.1 million. The transactions costs for the issuance of the EIB Tranche A Warrants amounted to €56 thousands.

Following of each the reserved capital increases decided on September 5, 2023, on October 11, 2024 and on December 13, 2024, and the issuance of EIB Tranche B warrants, the exercise ratio of the EIB Tranche A Warrants was adjusted to compensate for the potential dilution to EIB resulting from the issuance of new shares. As of the date of authorization of the issuance of these financial statements, each EIB Tranche A Warrants gives the right to subscribe to 2.70 shares.

The accounting treatment appears in Note 3.7. – Loans and borrowing and the accounting impact appears in Note 13. – Financial debt.

Share-based payments

Grants under the AGA 2022 plan

On December 8, 2022, the Board of Directors decided to grant 373,000 bonus shares awards (the ‘AGA 2022’) to 110 employees. The plan is described in the Note 12.4. – Bonus share award plans.